UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2025

AirSculpt Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40973 (Commission File Number)	87-1471855 (IRS Employer Identification No.)

1111 Lincoln Road, Suite 802 Miami Beach, Florida		33139
(Address of Principal Executive Offices)		(Zip Code)

(786) 709-9690

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.001 par value per share	AIRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2025, the board of directors (the “Board”) of AirSculpt Technologies, Inc. (the “Company”) elected Michael Doyle to serve as a Class III director of the Board and as the Non-Executive Chairman of the Board, in each case effective as of the same date. Mr. Doyle will stand for election by stockholders at the Company’s 2027 annual meeting of stockholders.

Mr. Doyle has served as Managing Partner of Vesey Street Capital Partners since January 2025. Mr. Doyle founded MD Healthcare Partners in 2018 and served as its Chief Executive Officer until December 2024. Previously, Mr. Doyle held several leadership positions, including Chief Executive Officer from 2009 to September 2017, at Surgery Partners (NASDAQ: SGRY), where he led the organization for approximately 15 years and helped to scale it from 3 to over 175 locations. Mr. Doyle has served as Chairman of Orthopedic Solutions Management, a leading orthopedic physician organization, since September 2021, and as Chairman of North America Dental Group since June 2020. He has also served from August 2019 to August 2025 as Chairman of GastroMD, a leading gastroenterologist organization, and from October 2018 to September 2021 as a member of the board of managers of Elite Body Sculpture, the predecessor of the Company prior to its initial public offering.

Mr. Doyle will not be compensated for his service as a director and as the Non-Executive Chairman of the Board.

There are no arrangements or understandings between Mr. Doyle and any other person pursuant to which he was elected as a director of the Company. There are no family relationships between Mr. Doyle and any other director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Board has determined that Mr. Doyle is an independent director in accordance with the listing requirements of the Nasdaq Global Market.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated November 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2025

AirSculpt Technologies, Inc.

	By:	/s/ Dennis Dean
Name: Dennis Dean
Title: Chief Financial Officer

[Signature Page to the Form 8-K]